UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2018 (April 27, 2018)

AMPLIFY ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	82-1326219
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1600 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement and Separation Agreements with Certain Officers

On April 27, 2018, Amplify Energy Corp. (the “Company”) entered into a retirement agreement (the “Retirement Agreement”) with William J. Scarff, the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors (the “Board”). Pursuant to the Retirement Agreement, Mr. Scarff’s employment and his positions with the Company and its subsidiaries will terminate effective as of the earlier of May 17, 2018 (or a later mutually agreed date) and (ii) the date on which his successor is appointed (the “CEO Retirement Date”), provided that he will continue to serve as a member of the Board.

In addition, on April 27, 2018, the Company entered into separation agreements with each of Christopher S. Cooper, the Company’s Senior Vice President and Chief Operating Officer, and Robert L. Stillwell, Jr., the Company’s Senior Vice President and Chief Financial Officer (each, a “Separation Agreement,” and collectively with the Retirement Agreement, the “Agreements”). Pursuant to the Separation Agreements, Messrs. Cooper and Stillwell’s employment and their respective positions with the Company and its subsidiaries terminated effective April 27, 2018.

Pursuant to their respective Agreements, Messrs. Scarff, Cooper and Stillwell (collectively, the “Departing Executives”) provided irrevocable releases of claims in favor of the Company and its affiliates and related persons and entities through the date signed, and also acknowledged existing restrictive covenants with the Company, including non-competition, non-solicitation and confidentiality covenants. In addition, pursuant to their respective Agreements:

(i)	through the CEO Retirement Date, Mr. Scarff will continue to receive his current base salary and will remain eligible to participate in the Company’s retirement and health and welfare plans in accordance with the terms and conditions of such plans;

(ii)	subject to certain conditions, each Departing Executive will receive retirement or separation payments (as applicable) consisting of: (A) the cash severance payment and other amounts due to him under his respective severance agreement with the Company; (B) accelerated vesting of his option to purchase the number of shares of the Company’s common stock as previously granted to him under the Company’s Management Incentive Plan (the “Plan”); and (C) subject to certain limitations and transfer restrictions, the right to elect to receive either an additional cash payment as set forth in the table below (less applicable withholdings and deductions) or the number of shares of the Company’s common stock as set forth in the table below; and

(iii)	subject to limited exceptions, the Departing Executives will no longer be eligible to vest in the restricted stock unit awards previously granted to them under the Plan.

Executive	Election to Receive Either
	Additional Cash Payment	Shares of Common Stock
William J. Scarff	$296,594	41,951
Christopher S. Cooper	$207,384	29,333
Robert L. Stillwell, Jr.	$155,540	22,000

There were no disagreements between the Company and any Departing Executive which led to his retirement or separation (as applicable) from the Company.

The foregoing description of the Retirement Agreement and Separation Agreements does not purport to be complete and is qualified in its entirety by reference to the Retirement Agreement and Separation Agreements, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the three months ending June 30, 2018. In addition, investors should review the form of severance agreement, which is filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Appointment of Chief Financial Officer

On April 27, 2018, the Board appointed Martyn Willsher to serve as Senior Vice President and Chief Financial Officer of the Company effective April 27, 2018. Mr. Willsher has served as the Company’s Vice President and Treasurer since May 2017. He previously served as Treasurer of Memorial Production Partners GP, LLC, the Company’s predecessor, from July 2014 to May 2017, and as Director of Strategic Planning for Memorial Resource Development LLC, an affiliate of the Company’s predecessor, from March 2012 to June 2014. Prior to that, he served as Manager, Financial Analysis of AGL Resources from September 2009 to March 2012, as Director – Upstream Oil & Gas A&D of Constellation Energy from August 2006 to March 2009. Prior to that, he served in various business development and financial analysis roles at JM Huber Corp., FTI Consulting and PricewaterhouseCoopers LLP. Mr. Willsher received his Master of Business Administration from The University of Texas at Austin and his Bachelor of Business Administration in Finance from Texas A&M University.

Mr. Willsher will continue to receive an annual base salary from the Company and is eligible to receive cash bonuses and to participate in the Company’s long-term incentive compensation plan, as well as other benefit plans and programs such as health and life insurance, income protection by means of long-term and short-term disability and retirement and severance benefits plans. In connection with his promotion, he also received the grant of restricted stock units (“RSUs”) as described below under “Grants of Restricted Stock Units”. Mr. Willsher will continue to be fully indemnified by the Company for actions associated with being an officer to the fullest extent permitted under Delaware law pursuant to the Company’s certificate of incorporation and bylaws.

Mr. Willsher was not appointed pursuant to any arrangement or understanding with any other person, and there are no transactions with Mr. Willsher that would be reportable under Item 404(a) of Regulation S-K.

Grants of Restricted Stock Units

On April 27, 2018, the Board approved grants of RSU awards (the “Awards”) to certain of the Company’s executive officers under the Amplify Energy Corp. Management Incentive Plan (the “MIP”). Subject to the terms and conditions of the applicable RSU award agreements, the Awards will generally vest annually in three equal installments on each of the first three anniversaries of the grant date, subject to the grantee’s continued employment through each such vesting date. The number of RSUs issuable to the Company’s executive officers under the applicable RSU award agreements is set forth below:

Executive Officers	Restricted Stock Units
Martyn Willsher Senior Vice President and Chief Financial Officer	11,500

Matthew J. Hoss Vice President and Chief Accounting Officer	10,000

Richard P. Smiley Vice President of Operations—Onshore	10,000

The foregoing description of the Awards does not purport to be complete and is qualified in its entirety by reference to the MIP and the form of RSU award agreement, which are filed as Exhibits 10.8 and 10.10, respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 1, 2018, the Company issued a press release announcing, among other things, the events described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit hereto, include “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “will,” “would,” “should,” “could,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “believe,” “target,” “continue,” “potential,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements. These statements include, but are not limited to, statements about financial restructuring or strategic alternatives and the Company’s expectations of plans, goals, strategies (including measures to implement strategies), objectives and anticipated results with respect thereto. These statements are based on certain assumptions made by the Company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances, but such assumptions may prove to be inaccurate. Such statements are also subject to a number of risks and uncertainties, many of which are beyond the control of the Company, which may cause the Company’s actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks and uncertainties relating to, among other things: the ability to improve the Company’s financial results and profitability following its emergence from bankruptcy; the Company’s efforts to reduce leverage; the Company’s level of indebtedness, including its ability to satisfy its debt obligations; the Company’s ability to generate sufficient cash flow to make payments on its obligations and to execute its business plan; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties following its emergence from bankruptcy; continued low or further declining commodity prices and demand for oil, natural gas and natural gas liquids; the Company’s ability to access funds on acceptable terms, if at all, because of the terms and conditions governing the Company’s indebtedness or otherwise; and changes in commodity prices and hedge positions and the risk that the Company’s hedging strategy may be ineffective or may reduce its income. Please read the Company’s filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors” in the Company’s Annual Report on Form 10-K, and if applicable, the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Company’s Investor Relations website at http://investor.amplifyenergy.com/ or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2018	AMPLIFY ENERGY CORP.

	By:	/s/ Martyn Willsher
		Name:	Martyn Willsher
		Title:	Senior Vice President and Chief Financial Officer